UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21980

Alpine Total Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - April 30, 2016

Item 1: Shareholder Report

Alpine

Total Dynamic Dividend Fund

April 30,

2016

Semi-Annual Report

Alpine View

April 30, 2016 (Unaudited)

Dear Shareholders:

Welcome to the Alpine Funds’ fiscal 2016 semi-annual report covering the period from November 1, 2015 through April 30, 2016. The current environment is similar to the one we commented on in our prior annual report to shareholders. Once again, there was a rapid sell down in global equities mid-period, followed by a gradual recovery. The principal cross-currents influencing global capital markets continue to be weak economic growth, volatile commodity prices weakened by excess supply, and monetary policy biased towards tightening in the United States versus virtually all foreign central banks which seek looser monetary policy. During the period under review, the U.S. Federal Reserve Bank (Fed) raised rates modestly in December and this was followed notably by both the Bank of Japan (BOJ) and the European Central Bank (ECB) taking their short-term rates below zero. Of the 56 countries on which Bloomberg tracks fixed income market data, 12 currently have negative interest rates going out as far as five years, while 18 have been negative for two years. Needless to say, this is unprecedented. The data suggests that inflation expectations remain low for much of the world.

Other issues which have continued to influence the markets are the relatively weak performance of the Chinese economy and intertwined with it the price volatility of many commodity markets. The most prominent commodity, oil, became a proxy for economic sentiment during a few months this Spring, as West Texas Intermediate (WTI) crude oil declined from $50 to a low of $32.50 per barrel in January before rallying to over $46 by end of the period. Much of the fear that whips oil prices reflected concerns beyond supply and demand imbalances. Rather, other factors, such as corporate earnings and ability to repay debt have weighed heavily on many of the sector’s companies. While the recent rebound in prices has no doubt stabilized the situation somewhat, there has been an increase in mortgage and auto loan delinquencies in oil producing regions. The impact of such pressures may increase if the prices decline for an extended period of time, although, most analysts believe that oil prices will be centered around $50 for another 12 to 18 months.

Economic prospects vary widely both inside and outside the United States, where pockets of relative strength and notable weakness are geographically dispersed. This could lead to an increase in national or regional concerns, heightening tensions along religious or ethnic divides as well as economic class conflicts between the “haves” and the “have nots”. Nowhere is this more stark than in Europe where the flood of migrants from the Middle East and Africa last year has lead the European Union (EU) into negotiations with Turkey to constrain and contain many of the displaced Syrian and Iraqi refugees. Meanwhile, protests in France are flaring over economic issues and nationalist movements are growing in Austria and the Netherlands, as well as in France and Germany. Of course, similar issues have been brought forward during this U.S. Presidential season in America as anti-Muslim/Hispanic/Chinese sentiment has been given voice by Presidential candidate Donald Trump. As economic prospects stagnate, there is a natural tendency to seek political change. Indeed, populist candidates have made political inroads around the world. Alas, people forget that globalization, trade treaties and economic unions have been a de facto response to prior periods of nationalism and protectionism. So, populist proclamations can be a seductive rallying cry for those who seek or cling to power, yet offer few solutions.

Another type of push/pull force affecting the markets has been economic data. Some data reflects improved business prospects, while other reports reveal deteriorating fundamentals. In the United States, we continue to have solid housing performance, for both rental and for sale properties, as well as a high level of auto sales. Meanwhile, retail sales have been relatively stagnant with prominent declines in large department stores which have been losing market share to e-commerce vendors. It is notable that the level of continuing jobless claims is approaching the lowest level that the economy experienced during the 70’s, 80’s and 90’s. However, average hourly wages and other measures of income growth, including the level of output in terms of gross domestic profit (GDP) per worker, has declined in recent years, reflecting stagnant productivity. Nevertheless, consumer expectations recently hit an eight year high. Such conflicting data has partially been responsible for the Fed’s tentative moves to raise interest rates since May of 2013, with initial success only occurring in December of 2015. If the Fed is successful in modestly raising interest rates this summer and perhaps again, once or twice, over the following 12 months, then they would have accomplished a milestone for other central banks to focus their respective interest rate normalization policies in ensuing years. While Alpine believes that this will be the case, some observers fear that even such modest interest rate increases as one quarter of one percent could trip up the economy and lead to a recession. This concern combines with limited supplies of long rated treasury bonds to keep the long end of the yield curve flat. While demand for yield is strong, the asset buying (i.e. Quantitative Easing) programs of the Fed, ECB and BOJ have reportedly absorbed a range from 20% to 70% of potential supply. In this manner, central banks have both provided liquidity and raised benchmark asset prices through global capital markets.

It is notable that neither significant fiscal stimulus nor broad based capital investment have yet been deployed during this economic recovery. Even though the U.S. was the epicenter of the cascading collapse of global capital markets back in 2008, almost bringing about the demise of our credit based financial system, America’s economy is now slowly leading the world back to normalcy. We concur with recent proclamations by some prominent economists that the best way to stimulate economic activity will be through significant infrastructure spending. Indeed, both Hillary Clinton and Donald Trump have already raised this as a key element to their economic plans. It is likely that the U.S. will lead a global shift from austerity towards focused fiscal spending. Japan has already begun to spend significant sums on rebuilding after the recent earthquake and in advance of hosting the Olympics in 2020. A number of European cities also have significant long-term transportation projects which can be expanded. China has described new infrastructure investments to connect Western China with the Middle East and to South Asia as ‘One belt, two suspenders’, while other emerging

Semi-Annual Report (Unaudited) | April 30, 2016	1

Alpine View (Continued)

April 30, 2016 (Unaudited)

economies, from United Arab Emirates to India are moving forward with large projects.

If consumer spending can be sustained through this year, with the prospect of significant increases in infrastructure projects in future years, then we believe the corporate capital expenditure cycle could ramp up rather quickly. This in turn could create a very strong economic prospect for 2018 and beyond. Typically, in anticipation, this could produce a strong equity market toward the end of this year and into 2017. In turn, this increase in investment would continue to boost employment and over time, wage growth, which could lead to faster consumption growth and the maturation of the economic cycle, including higher interest rates. By that time (2018), we believe that Europe could also be signaling higher interest rates and some improvement in GDP. China will also likely follow the rise U.S. economic demand and we believe that Japan, while still focused on domestic demand, will also benefit from our tail wind. Historically, Latin America has been greatly influenced by the U.S. economy and we believe that this will also be the case over the next few years.

So what does this mean for the debt and equity markets? Significant liquidity provided by Federal Reserve policy has helped to drive liquidity into the capital markets while the market place has responded with innovation triggered by new regulations and technology. Floor traders, position traders, order clerks, market makers and many arbitrageurs have been made redundant, inefficient or too slow in a market dominated by algorithmic factor based or index trading strategies. Since many of these algorithms are dependent on a variety of economic influences, the market’s sensitivity to such data has at times been disproportionate with its significance. Thus, some of the volatility experienced amongst sectors or index groupings has often been greater than that of the overall market. The nature of many of these quantitative models is that the rate or level of change recorded by various influences, be they internal factors such as prospective sales growth, or external inputs such as interest rates or economic growth, tend to favor companies which can generate internal growth despite the slow cyclical economy. It is notable, however, that during the six months under review, we saw a shift in performance towards cyclical growth situations. This could be a foreshadowing of improving economic prospects, if not merely a recognition of relative undervaluation.

Fundamentally, the tone of the market reflects the outlook for revenue and profit growth and the cross currents which we have described appear to have created a shift in the markets current tone. Specifically, corporate earnings in the S&P 500® Index fell by 6% during the first quarter of 2016, but analyst aggregate expectations are for some improvement in the second quarter with a positive uptick in the second half of the year. It is anticipated that many of the cyclical industries which were most heavily hurt by the strong dollar at the end of last year and the slowdown in the natural resource sector may have bottomed and the related fallout in the financial sector is not as significant as feared. As a result, this shift in market focus may be the beginning of a change in the structural and sectoral leadership of the market. If indeed we are correct that an economic recovery will take hold in 2017 and 2018, then we would expect a significant increase in the prospects of cyclical companies and a reversal of the decline in investment flows to equities versus bonds. We are not suggesting this will be strong enough to produce an exodus from fixed income investing, but we do believe that new capital deployed will shift increasingly into the equity markets with positive impact.

We look forward to reporting on our progress through this challenging and changing environment at the end of the year. Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results.The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary

April 30, 2016 (Unaudited)

Dear Shareholders:

In the six month period ended April 30, 2016, the Alpine Total Dynamic Dividend Fund (AOD) generated a total return of -1.54% and a -1.05% return on the market price of AOD versus the MSCI All Country World Index, which had a total return of -0.94%. All returns include reinvestment of all distributions. The Fund distributed $0.35 per share during the period.

Economic Analysis

Despite a bout of turbulence, global equities exhibited remarkable resiliency in the six month period ended April 30, 2016, recovering sharply from 15.62% peak-to-trough decline. Investors in the U.S. were taken for a particularly wild ride as the first six weeks of calendar 2016 brought relentless selling of stocks over intensifying concerns of a recession. Such fears faded quickly, however, and the S&P 500® Index ended the first quarter of 2016 in positive territory as macroeconomic data improved.

The recovery was not just limited to stocks; several important commodities rebounded, with oil prices bouncing from a low of $26 per barrel in February to $46 per barrel just two months later. Iron ore, a key raw material in the production of steel, reversed a precipitous decline, bouncing from $38 per ton in December to $70 per ton in April.

Perhaps the most notable attribute of the six month period was the dramatic rotation into asset classes and investment styles that were significantly out of favor in recent years: cyclical stocks, emerging markets stocks, and value stocks. To add context, the S&P Metals & Mining Select Industry Index increased by 35.03% while the S&P Biotechnology Select Index declined by 10.29% in the period.

In another anomalous twist, the rally was not accompanied by rising interest rates; the U.S. 10 Year Treasury Yield actually fell from 2.14% to 1.83% during the period as the U.S. Federal Reserve (the “Fed”) shifted to a more dovish stance. So instead of fleeing from interest rate-sensitive safe havens, investors flocked to them as evidenced by the impressive returns of the S&P 500 Utilities Index and the S&P 500 Telecommunication Services Index, up 12.75% and 14.68%, respectively, during the period.

Partly as a result of the improvement in commodity markets, stocks of several emerging market countries performed quite well, with The Ibovespa leading the charge with a total return of 31.57% in U.S. dollars as investors cheered the prospect of a political regime change due to the impeachment of Brazil’s President Dilma Rousseff.

On the other side of the ledger, Europe struggled as the increasingly dovish bias by the Fed led to a strengthening of the Euro against the U.S. Dollar. This headwind, as well as a slight deterioration in the Markit Eurozone Manufacturing PMI from 53.2 in December 2015 to 51.2 in February 2016, led to underperformance of the MSCI Europe Index, which was down by 4.02% in U.S. Dollars in the six month period.

Portfolio Analysis

For the six month period ending April 30, 2016, the utilities, industrials and consumer staples sectors had the greatest positive effect on the Fund’s absolute total return. The financials, energy and information technology sectors had the greatest negative contribution to the Fund’s total return. On a relative basis, the utilities sector generated the largest outperformance versus the MSCI All Country World Index, followed by the consumer discretionary and health care sectors. The energy, materials and telecom services sectors were the worst relative performers.

The top five contributors to the Fund’s performance for the six month period ended April 30, 2016 based on contribution to total return were Dollar General Corp, Broadcom Limited, CBS Corp, CMS Energy Corp, and Digital Realty Trust.

•	Dollar General is the nation’s largest small-box discount retailer, with about 12,000 stores in 43 states offering over 11,000 stock-keeping units (SKUs) including national brands and private label products. The stock performed well as investors cheered the company’s well executed, highly visible earnings algorithm of 10-15% per-share earnings growth through 6-8% square footage growth, 2-4% same-store sales growth, stable margins and 5% share buybacks, as communicated in the company’s Investor Day in March 2016, its first since June 2012. Investors also welcomed the testing of a smaller 6,000 square foot store format that will allow the company to enter urban and smaller rural areas that were previously off limits.

•	Broadcom Limited is a semiconductor “powerhouse” created through the merger of Avago Technologies and Broadcom Limited that was completed in February 2016. The company has a well-diversified portfolio of products with strong access to multiple secular growth industries including mobile connectivity and data centers through its exposure to wired/wireless communication, enterprise storage, and industrials. The stock outperformed as the company exceeded earnings estimates in the January 2016 quarter and issued upbeat guidance with revenues and margins above estimates. The company also made significant progress in the integration of the Avago/Broadcom merger, hinting at upside to its targeted cost synergies and building on its excellent track record on the acquisition front.

•	Mass media company CBS Corp outperformed as advertising on their television network increased partially due to the company’s solid exposure to Super Bowl 50, as well as the benefit of three extra NFL playoff games. In addition, the news environment was quite strong, with an unusually interesting primary season ahead of the upcoming Presidential election. Investors also welcomed CBS’ announcement that it is exploring strategic alternatives for its radio station assets. We believe that the stock should continue to perform well as revenue is ramping up in areas with better visibility including retransmission licensing fees from pay-TV operators, “reverse compensation” fees from broadcast stations for the rights to air its programming, and over-the-top-content.

•	CMS Energy is a public utility holding company with regulated and non-regulated subsidiaries, serving electric and gas customers and providing independent power production. The stock outperformed along with most of the utilities sector amidst declining interest rates. The company also continues to benefit from Michigan’s

Semi-Annual Report (Unaudited) | April 30, 2016	3

Manager Commentary (Continued)

April 30, 2016 (Unaudited)

constructive regulatory jurisdiction. Specifically, CMS Energy has outlined plans to invest $17 billion from 2016 to 2025 to improve system reliability, reduce power plant emissions, expand power generating capacity and upgrade aging energy infrastructure.

•	Digital Realty Trust is a real estate investment trust (REIT) focused on the ownership of turnkey data centers and power-based buildings, serving domestic and international tenants across a variety of industry verticals ranging from information technology and internet enterprises to manufacturing and financial services. The stock performed well as incremental cloud-related demand growth coupled with rationalization of new supply contributed to improving operating performance at data centers. This improved supply/demand environment has translated into upward pressure on leasing spreads, a trend that is expected to continue.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to return for the six month period ended April 30, 2016: The Williams Companies, Energy Transfer Partners, Apple, Western Digital Corp, and NorthStar Realty Finance Corp.

•	The Williams Companies is a midstream company with an extensive network of natural gas and natural gas liquids infrastructure. The company’s underlying fundamentals deteriorated due to declining olefin fiber margins and the financial distress of a key customer, Chesapeake Energy, which suffered from its exposure to declining natural gas prices. Investors also soured on the merger between Energy Transfer Equity and Williams, implying that the low price paid for Williams suggested a bearish statement regarding midstream valuations. The Fund has since exited the position.

•	Energy Transfer Partners (ETP) is a traditional midstream Master Limited Partnership (MLP) underpinned by a stable and growing infrastructure footprint in some of the nation’s most prolific basins, including the Permian and the Marcellus. Following its acquisition of Regency Energy Partners (RGP) in the first quarter of 2015, ETP doubled its direct exposure to commodity prices at a time when such prices were in a steep downtrend. That exposure, along with high perceived funding risks, and negative sentiment around the pending merger between Energy Transfer Equity and Williams led to significant pressure on ETP. The Fund has since exited the position.

•	Iconic consumer electronics innovator Apple underperformed as it reported the first year-over-year decline in iPhone shipments in the device’s history. Investors worried that Apple is not immune to the lengthening of the replacement cycle across the smartphone market, as well as broader macro-economic weakness in emerging economies. Lack of compelling new features, combined with fewer carrier subsidies mean consumers are likely to replace their phones less frequently, and there is a growing concern that Apple will not provide a compelling reason to upgrade until 2017. The Fund remains committed to this stock due to its strong cash flow, iron-clad balance sheet, shareholder-friendly management team and attractive valuation.
•	Western Digital is a leading player in the oligopolistic hard disk drive (HDD) market. The industry is arguably in secular decline, delivering mid-teens unit volume declines in 2015, among the worst in the past 40 years as the personal computer (PC) market shifts to solutions using solid state drives (SSDs) instead of HDDs. Western Digital is attempting to position itself for this transition through its announced acquisition of Sandisk, which has strong positions in NAND and SSD markets which continue to grow. Western Digital stock suffered amidst the deteriorating fundamental backdrop in the HDD market, as well as uncertainty around the merger with Sandisk.

•	NorthStar Realty Finance is a REIT that originates, acquires and manages portfolios of commercial real estate properties as well as related securities. The stock came under pressure in part because some investors may have been caught off guard by the company’s shift to an externally managed structure along with capital management actions tied to recent acquisitions. In addition, the spinoff of its European assets into NorthStar Europe brought with it some uncertainty as there are few U.S. listed stocks holding European real estate assets. The Fund is encouraged by the company’s plans to monetize assets across several asset classes, reduce leverage and buy back shares, but credibility in the management team remains low.

We have hedged a portion of our currency exposures to the Euro, Swiss Franc, Japanese Yen and British Pound in an effort to reduce our net currency exposure.

Summary

As we look towards the balance of 2016, we see a market environment that remains fairly uncertain. The U.S. economy continues on a path of modestly positive growth while contending with a partisan environment in Washington D.C. and an election year. While the S&P 500® Index has now seen four consecutive quarters of year-on-year earnings declines due largely to severe weakness in the energy sector, there is reason for optimism. U.S. manufacturing PMI data has improved, construction spending has perked up, and unemployment indicators appear favorable.

Europe, on the other hand, is going through a soft patch, as the Markit Eurozone Manufacturing PMI has slipped below 52 and corporate earnings expectations have softened amidst a strengthening Euro. The near-term outlook may be more positive, however, as policy stimulus historically takes up to 18 months to impact the economy, so policy actions such as the European Central Bank’s early 2015 quantitative easing program are just beginning to be felt.

The same could be said of the Chinese fiscal stimulus which, when combined with its increasingly accommodative monetary and exchange-rate policies, could smooth its transition to a consumer-led economy.

Finally, Brazil’s stock market is showing signs of life as investors look forward to the potential for meaningful political change. There are still numerous headwinds with fiscal deficits and lingering inflation concerns but green shoots are emerging.

Manager Commentary (Continued)

April 30, 2016 (Unaudited)

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on companies with a commitment to return cash through dividends. We believe that over the long term, this strategy will offer a compelling risk-adjusted return.

Sincerely,

Brian Hennessey
Joshua E. Duitz

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1(800) 617.7616. For the semi-annual period ended April 30, 2016 it is estimated that the Alpine Total Dynamic Dividend Fund did not pay any distributions through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such

Semi-Annual Report (Unaudited) | April 30, 2016	5

Manager Commentary (Continued)

April 30, 2016 (Unaudited)

as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Earnings Growth is the annual rate of growth of earnings from investments.

Ibovespa is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

Manager Commentary (Continued)

April 30, 2016 (Unaudited)

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P 500® Utilities Index comprises those companies included in the S&P 500® that are classified as members of the GICS utilities sector.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

S&P Biotechnology Select Index is comprised of the stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

S&P Metals & Mining Select Index is comprised of the stocks in the S&P Total Market Index that are classified in the GICS metal and mining sub-industries.

The S&P 500® Index, S&P Metals & Mining Select Index, S&P Biotechnology Select Index, S&P 500® Telecommunications Services Index, and S&P 500® Utilities Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2016	7

Manager Commentary (Continued)

April 30, 2016 (Unaudited)

PERFORMANCE(1) As of April 30, 2016 (Unaudited)
	Ending Value
	as of 4/30/16	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Total Dynamic Dividend Fund | NAV(4)(5)	$8.99	-1.54%	-5.12%	6.05%	1.93%	-2.12%
Alpine Total Dynamic Dividend Fund | Market Price(5)	$7.57	-1.05%	-7.69%	5.28%	-0.07%	-4.41%
MSCI All Country World Index		-0.94%	-5.66%	5.06%	4.69%	3.11%
S&P 500® Index		0.43%	1.21%	11.26%	11.02%	6.36%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on January 26, 2007. IPO split adjusted price of $40 used in calculating performance information for the market price.
(4)	Performance at NAV includes fees and expenses.
(5)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
CVS Health Corp.	1.86%	United States
Dollar General Corp.	1.57%	United States
Apple, Inc.	1.55%	United States
ITV PLC- Merrill Lynch	1.51%	United Kingdom
CMS Energy Corp.	1.49%	United States
EMC Corp.	1.49%	United States
BT Group PLC-SP ADR	1.45%	United Kingdom
NextEra Energy, Inc.	1.44%	United States
Snap-on, Inc.	1.30%	United States
Svenska Cellulosa AB SCA-B Shares	1.27%	Sweden
Top 10 Holdings	14.93%

TOP 5 COUNTRIES* (Unaudited)
United States	57.9%
United Kingdom	10.4%
France	3.8%
Switzerland	3.5%
Sweden	2.9%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)

April 30, 2016 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2016 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2016 (Unaudited)

Semi-Annual Report (Unaudited) | April 30, 2016	9

Schedule of Portfolio Investments

April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Common Stocks-94.0%
Aerospace & Defense-1.3%
112,500	B/E Aerospace, Inc.	$5,470,875
30,000	Orbital ATK, Inc.	2,610,000
34,800	Raytheon Co.	4,396,980
		12,477,855
Air Freight & Logistics-1.1%
65,900	FedEx Corp.	10,880,749
Airlines-1.7%
220,000	Delta Air Lines, Inc.	9,167,400
200,000	Japan Airlines Co., Ltd.	7,430,451
		16,597,851
Auto Components-1.3%
63,000	Delphi Automotive PLC	4,638,690
1,898,000	GKN PLC	7,729,088
		12,367,778
Automobiles-1.0%
679,000	Ford Motor Co.	9,207,240
Banks-6.8%
768,348	Banco Bilbao Vizcaya Argentaria SA	5,263,825
466,000	Bangkok Bank PCL-NVDR	2,187,919
723,100	Bank of America Corp.	10,528,336
146,000	Citigroup, Inc.	6,756,880
467,967	Citizens Financial Group, Inc.	10,693,046
204,000	Hana Financial Group, Inc.	4,592,417
461,000	Mitsubishi UFJ Financial Group, Inc.	2,253,441
1,296,200	Regions Financial Corp.	12,158,356
55,000	Sumitomo Mitsui Financial Group, Inc.	1,764,239
187,500	Wells Fargo & Co.	9,371,250
		65,569,709
Beverages-0.8%
59,300	Anheuser-Busch InBev NV-SP ADR	7,363,874
Biotechnology-0.5%
51,000	Gilead Sciences, Inc.	4,498,710
Capital Markets-3.2%
295,500	Daiwa Securities Group, Inc.	1,794,662
292,000	Invesco, Ltd.	9,054,920
122,500	Lazard, Ltd.-Class A	4,416,125
676,000	Mediobanca SpA	5,553,838
140,000	Schroders PLC	5,142,667
74,500	State Street Corp.	4,641,350
		30,603,562
Chemicals-2.0%
398,000	Clariant AG (a)	7,530,178
123,000	Johnson Matthey PLC	5,188,562
104,500	Symrise AG	6,923,398
		19,642,138
Commercial Services & Supplies-0.5%
121,000	ISS A/S	4,594,489

	Security
Shares	Description	Value

Communications Equipment-3.1%
360,500	Cisco Systems, Inc.	$9,910,145
152,900	Harris Corp.	12,233,529
1,386,000	Nokia OYJ	8,173,255
		30,316,929
Construction & Engineering-3.6%
321,885	Bouygues SA	10,732,891
4,329,000	China Railway Construction Corp., Ltd.-Class H	5,541,772
427,500	Ferrovial SA	9,197,875
128,900	Vinci SA	9,629,228
		35,101,766
Consumer Finance-1.1%
195,000	Discover Financial Services	10,972,650
Diversified Telecommunication Services-1.4%
427,500	BT Group PLC-SP ADR	14,022,000
Electric Utilities-1.4%
118,500	NextEra Energy, Inc.	13,933,230
Electronic Equipment, Instruments & Components-1.0%
160,000	TE Connectivity, Ltd.	9,516,800
Energy Equipment & Services-0.6%
114,000	Baker Hughes, Inc.	5,513,040
Food & Staples Retailing-1.9%
178,900	CVS Health Corp.	17,979,450
Food Products-2.6%
150,000	Mondelez International, Inc.-Class A	6,444,000
128,000	Nestle SA	9,540,290
118,500	The Kraft Heinz Co.	9,251,295
		25,235,585
Health Care Equipment & Supplies-2.1%
118,900	Medtronic PLC	9,410,935
98,000	Zimmer Biomet Holdings, Inc.	11,345,460
		20,756,395
Health Care Providers & Services-3.4%
83,300	HCA Holdings, Inc. (a)	6,715,646
47,400	Humana, Inc.	8,393,118
41,685	McKesson Corp.	6,995,577
40,200	UnitedHealth Group, Inc.	5,293,536
42,700	Universal Health Services, Inc.-Class B	5,708,136
		33,106,013
Hotels, Restaurants & Leisure-2.8%
207,000	Aramark	6,936,570
92,000	Darden Restaurants, Inc.	5,727,000
58,000	McDonald’s Corp.	7,336,420
88,500	Royal Caribbean Cruises, Ltd.	6,849,900
		26,849,890
Household Durables-0.8%
169,500	Lennar Corp.-Class A	7,680,045

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments

April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Household Products-1.3%
389,577	Svenska Cellulosa AB SCA-B Shares	$12,268,805
Independent Power and Renewables-1.5%
545,000	NRG Yield, Inc.-Class C	8,818,100
282,100	Pattern Energy Group, Inc.	5,924,100
		14,742,200
Industrial Conglomerates-0.4%
319,000	CK Hutchison Holdings, Ltd.	3,822,539
Insurance-0.8%
47,300	Allianz SE	8,029,351
Internet Software & Services-0.5%
6,900	Alphabet, Inc.-Class C (a)	4,781,769
Life Sciences Tools & Services-0.9%
63,200	Thermo Fisher Scientific, Inc.	9,116,600
Machinery-1.5%
1,805,950	CRRC Corp., Ltd.-Class H	1,767,093
79,000	Snap-on, Inc.	12,583,120
		14,350,213
Media-3.0%
201,500	CBS Corp.-Class B	11,265,865
99,000	Comcast Corp.-Class A	6,015,240
2,393,500	ITV PLC	7,875,840
146,000	Lagardere SCA	3,873,499
		29,030,444
Multi-Utilities-2.8%
355,000	CMS Energy Corp.	14,441,400
496,000	Veolia Environnement SA	12,185,260
		26,626,660
Multiline Retail-1.6%
186,000	Dollar General Corp.	15,235,260
Oil, Gas & Consumable Fuels-6.9%
106,000	Anadarko Petroleum Corp.	5,592,560
311,000	BP PLC-SP ADR	10,443,380
60,500	Chevron Corp.	6,181,890
188,000	Enbridge, Inc.	7,809,520
110,500	EOG Resources, Inc.	9,129,510
64,000	Exxon Mobil Corp.	5,657,600
381,000	Kinder Morgan, Inc.	6,766,560
252,000	Marathon Petroleum Corp.	9,848,160
69,500	Occidental Petroleum Corp.	5,327,175
		66,756,355
Paper & Forest Products-1.0%
553,000	Stora Enso OYJ-R Shares	4,825,082
266,000	UPM-Kymmene OYJ	5,080,451
		9,905,533
Personal Products-0.5%
114,000	Unilever NV	5,008,004

	Security
Shares	Description	Value

Pharmaceuticals-3.9%
158,000	AstraZeneca PLC-SP ADR	$4,575,680
57,700	Bayer AG	6,656,493
100,500	Novartis AG-SP ADR	7,634,985
196,000	Pfizer, Inc.	6,411,160
222,200	Teva Pharmaceutical Industries, Ltd.-SP ADR	12,098,790
		37,377,108
Real Estate Investment Trusts-5.8%
103,000	American Tower Corp.	10,802,640
220,000	Colony Starwood Homes	5,361,400
116,000	Digital Realty Trust, Inc.	10,205,680
780	Nippon Building Fund, Inc.	5,028,948
351,000	NorthStar Realty Europe Corp.	4,187,430
421,500	NorthStar Realty Finance Corp.	5,390,985
302,500	The Geo Group, Inc.	9,689,075
674,738	Westfield Corp.	5,181,673
		55,847,831
Real Estate Management & Development-1.6%
4,210,000	Global Logistic Properties, Ltd.	5,994,832
357,000	Mitsui Fudosan Co., Ltd.	9,143,092
		15,137,924
Road & Rail-2.3%
50,000	Canadian Pacific Railway, Ltd.	7,212,500
50,000	Kansas City Southern	4,737,500
3,009,396	Rumo Logistica Operadora Multimodal SA (a)	3,745,065
77,500	Union Pacific Corp.	6,760,325
		22,455,390
Semiconductors & Semiconductor Equipment-2.7%
268,000	Applied Materials, Inc.	5,485,960
71,200	Broadcom, Ltd.	10,377,400
177,000	Intel Corp.	5,359,560
192,000	SK Hynix, Inc.	4,743,549
		25,966,469
Specialty Retail-1.9%
119,000	Dick’s Sporting Goods, Inc.	5,514,460
54,800	The Home Depot, Inc.	7,337,172
78,100	TJX Cos., Inc.	5,921,542
		18,773,174
Technology, Hardware, Storage & Peripherals-4.6%
159,500	Apple, Inc.	14,951,530
551,500	EMC Corp.	14,399,665
9,600	Samsung Electronics Co., Ltd.	10,489,731
119,000	Western Digital Corp.	4,862,935
		44,703,861

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2016	11

Schedule of Portfolio Investments

April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

Textiles, Apparel & Luxury Goods-0.7%
1,140,000	ANTA Sports Products, Ltd.	$2,915,804
39,500	Carter’s, Inc.	4,213,465
		7,129,269
Transportation Infrastructure-0.3%
2,314,000	COSCO Pacific, Ltd.	2,464,082
Water Utilities-0.3%
35,000	American Water Works Co., Inc.	2,546,600
Wireless Telecommunication Services-1.2%
368,500	Vodafone Group PLC-SP ADR	12,064,690

TOTAL COMMON STOCKS (Cost $871,050,793)		908,927,879

EQUITY-LINKED STRUCTURED NOTES-4.0%
Hotels, Restaurants & Leisure-0.5%
120,500	InterContinental Hotels Group PLC-Morgan Stanley BV	4,804,915
Machinery-0.8%
750,000	Sandvik AB-Morgan Stanley BV	7,695,708
Media-1.5%
2,000,000	ITV PLC- Merrill Lynch	6,519,655
2,445,652	ITV PLC- Merrill Lynch	8,047,447
		14,567,102
Paper & Forest Products-0.3%
400,000	Stora Enso OYJ-Morgan Stanley BV-R Shares	3,490,114
Tobacco-0.9%
266,052	Swedish Match AB-Morgan Stanley BV	8,438,312

TOTAL EQUITY-LINKED STRUCTURED NOTES
(Cost $40,861,969)		38,996,151

Principal
Amount
Short-Term Investments-2.8%
$26,747,000	State Street Eurodollar Time Deposit, 0.01%	26,747,000

TOTAL SHORT-TERM INVESTMENTS (Cost $26,747,000)		26,747,000

TOTAL INVESTMENTS (Cost $938,659,762) (b)—100.8%		974,671,030

LIABILITIES IN EXCESS OF OTHER ASSETS—(0.8)%		(7,844,996)

TOTAL NET ASSETS 100.0%		$966,826,034

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S-Aktieselskab is the Danish term for a stock-based corporation.

BV-Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR-Non-Voting Depositary Receipts

PCL-Public Company Limited

PLC-Public Limited Company

SA-Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV-Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SCA-Societe en Commandite par actions is the French equivalent of a limited partnership.

SP ADR-Sponsored American Depositary Receipt

SpA-Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2016 (Unaudited)

ASSETS:

Investments, at value(1)	$974,671,030
Foreign currencies, at value(2)	7,840
Cash	113
Receivable from investment securities sold	29,742,178
Dividends receivable	13,942,677
Unrealized appreciation on forward currency contracts	804,667
Prepaid expenses and other assets	304,741
Total assets	1,019,473,246

LIABILITIES:

Payable for investment securities purchased	49,580,537
Unrealized depreciation on forward currency contracts	1,793,727
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	809,533
Administration fees	90,099
Trustee fees	38,031
Compliance fees	22,726
Other	312,559
Total liabilities	52,647,212
Net Assets	$966,826,034

NET ASSETS REPRESENTED BY:

Paid-in-capital	$3,889,890,786
Undistributed net investment income	6,030,371
Accumulated net realized loss from investments and foreign currency transactions	(2,963,209,781)
Net unrealized appreciation on investments and foreign currency translations	34,114,658
Net Assets	$966,826,034
Net asset value
Net assets	$966,826,034
Shares of beneficial interest issued and outstanding	107,593,339
Net asset value per share	$8.99
(1) Total cost of investments	$938,659,762
(2) Total cost of foreign currencies	$7,840

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2016	13

Statement of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:

Dividend income	$49,476,165
Less: Foreign taxes withheld	(853,625)
Total investment income	48,622,540

EXPENSES:

Investment advisory fee (Note 4)	4,830,470
Administration fee (Note 4)	111,554
Trustee fees	75,901
Printing and mailing fees	70,194
Insurance fees	57,663
NYSE fees	52,152
Audit and tax fees	51,153
Legal fees	47,010
Accounting and custody fees	44,773
Compliance fees	21,272
Interest on loan (Note 7)	3,686
Other fees	106,639
Total expenses	5,472,467
Net investment income	43,150,073

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) from:
Investments	(22,878,924)
Foreign currency transactions	4,167,866
Net realized loss from investments and foreign currency	(18,711,058)
Change in net unrealized depreciation on:
Investments	(45,378,206)
Foreign currency translations	(3,339,578)
Change in net unrealized depreciation on investments and foreign currency	(48,717,784)
Net loss on investments and foreign currency	(67,428,842)
Decrease in net assets from operations	$(24,278,769)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the Six Months
	Ended	For the
	April 30, 2016	Year Ended
	(Unaudited)	October 31, 2015
OPERATIONS:

Net investment income	$43,150,073	$73,171,578
Net realized gain (loss) from:
Investments	(22,878,924)	(5,546,871)
Foreign currency transactions	4,167,866	21,284,387
Change in net unrealized depreciation on:
Investments	(45,378,206)	(45,165,491)
Foreign currency translations	(3,339,578)	(9,780,335)
Increase (decrease) in net assets from operations	(24,278,769)	33,963,268

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6):

From net investment income	(37,119,702)	(73,512,036)
From tax return of capital	—	(404,557)
Decrease in net assets from distributions to shareholders	(37,119,702)	(73,916,593)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	—	(8,875,032)
Decrease in net assets from capital share transactions	—	(8,875,032)
Net decrease in net assets	(61,398,471)	(48,828,357)
Net Assets:
Beginning of period	1,028,224,505	1,077,052,862
End of period*	$966,826,034	$1,028,224,505

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period	107,593,339	108,615,166
Common shares retired	—	(1,021,827)
Common shares outstanding – end of period	107,593,339	107,593,339

* Including undistributed net investment income of:	$6,030,371	$—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2016	15

Financial Highlights

(For a share outstanding throughout each period)

	Six Months
	Ended
	April 30, 2016		Years Ended October 31,
	(Unaudited)		2015		2014†	2013†(a)	2012†(a)	2011†(a)
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of period	$9.56		$9.92		$9.82 (a)	$9.22	$10.26	$11.80
Income from investment operations:
Net investment income	0.41		0.69		0.64	0.68	1.36	1.32
Net realized and unrealized gain (loss)	(0.63)		(0.38)		0.13	0.74	(1.08)	(1.52)
Total from investment operations	(0.22)		0.31		0.77	1.42	0.28	(0.20)

LESS DISTRIBUTIONS:

From net investment income	(0.35)		(0.68)		(0.67)	(0.82)	(1.32)	(1.34)
Tax return of capital	—		(0.00	)(b)	—	—	—	—
Total distributions	(0.35)		(0.68)		(0.67)	(0.82)	(1.32)	(1.34)
Anti-Dilutive effect of share repurchase program	—		0.01		—	—	—	—
Net asset value per share, end of period	$8.99		$9.56		$9.92	$9.82	$9.22	$10.26
Per share market value, end of period	$7.57		$8.01		$8.67	$8.34	$8.44	$9.80

Total return based on:
Net Asset Value(c)	(1.54)%	(d)	4.39%		9.26%	17.60%	4.01%	(2.28)%
Market Value(c)	(1.05)%	(d)	0.07%		12.44%	9.11%	(0.32)%	(2.19)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$966,826		$1,028,225		$1,077,053	$1,067,171	$1,019,133	$1,134,041
Ratio of total expenses to average net assets(e)	1.15%	(f)	1.16%		1.14%	1.19%	1.27%	1.35%
Ratio of net investment income to average net assets	9.05%	(f)	6.74%		6.47%	7.24%	14.14%	11.00%
Portfolio turnover	48%	(d)	127%		99%	192%	310%	367% (g)

Borrowing at End of period
Aggregate Amount Outstanding (000)	N/A		N/A		$8,301	$5,897	$51,500	$46,571
Asset Coverage Per $1,000 (000)	N/A		N/A		$130,757	$181,979	$20,789	$25,351

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.
(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	The amount is less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense was 1.15% for the six months ended April 30, 2016, and 1.15%, 1.13%, 1.18%, 1.23% and 1.29% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(f)	Annualized.
(g)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. Organization:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services – Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or

Semi-Annual Report (Unaudited) | April 30, 2016	17

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$12,477,855	$—	$—	$12,477,855
Air Freight & Logistics	10,880,749	—	—	10,880,749
Airlines	16,597,851	—	—	16,597,851
Auto Components	12,367,778	—	—	12,367,778
Automobiles	9,207,240	—	—	9,207,240
Banks	63,381,790	2,187,919	—	65,569,709
Beverages	7,363,874	—	—	7,363,874
Biotechnology	4,498,710	—	—	4,498,710
Capital Markets	30,603,562	—	—	30,603,562
Chemicals	19,642,138	—	—	19,642,138
Commercial Services & Supplies	4,594,489	—	—	4,594,489
Communications Equipment	30,316,929	—	—	30,316,929
Construction & Engineering	35,101,766	—	—	35,101,766
Consumer Finance	10,972,650	—	—	10,972,650
Diversified Telecommunication Services	14,022,000	—	—	14,022,000
Electric Utilities	13,933,230	—	—	13,933,230
Electronic Equipment, Instruments & Components	9,516,800	—	—	9,516,800
Energy Equipment & Services	5,513,040	—	—	5,513,040
Food & Staples Retailing	17,979,450	—	—	17,979,450
Food Products	25,235,585	—	—	25,235,585
Health Care Equipment & Supplies	20,756,395	—	—	20,756,395
Health Care Providers & Services	33,106,013	—	—	33,106,013
Hotels, Restaurants & Leisure	26,849,890	—	—	26,849,890
Household Durables	7,680,045	—	—	7,680,045
Household Products	12,268,805	—	—	12,268,805
Independent Power and Renewables	14,742,200	—	—	14,742,200
Industrial Conglomerates	3,822,539	—	—	3,822,539
Insurance	8,029,351	—	—	8,029,351
Internet Software & Services	4,781,769	—	—	4,781,769
Life Sciences Tools & Services	9,116,600	—	—	9,116,600
Machinery	14,350,213	—	—	14,350,213
Media	29,030,444	—	—	29,030,444
Multi-Utilities	26,626,660	—	—	26,626,660
Multiline Retail	15,235,260	—	—	15,235,260
Oil, Gas & Consumable Fuels	66,756,355	—	—	66,756,355
Paper & Forest Products	9,905,533	—	—	9,905,533
Personal Products	5,008,004	—	—	5,008,004
Pharmaceuticals	37,377,108	—	—	37,377,108
Real Estate Investment Trusts	55,847,831	—	—	55,847,831
Real Estate Management & Development	15,137,924	—	—	15,137,924
Road & Rail	22,455,390	—	—	22,455,390
Semiconductors & Semiconductor Equipment	25,966,469	—	—	25,966,469
Specialty Retail	18,773,174	—	—	18,773,174
Technology, Hardware, Storage & Peripherals	44,703,861	—	—	44,703,861

Semi-Annual Report (Unaudited) | April 30, 2016	19

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

Investments in Securities at Value*	Valuation Inputs
(Continued)	Level 1	Level 2	Level 3	Total Value
Textiles, Apparel & Luxury Goods	$7,129,269	$—	$—	$7,129,269
Transportation Infrastructure	2,464,082	—	—	2,464,082
Water Utilities	2,546,600	—	—	2,546,600
Wireless Telecommunication Services	12,064,690	—	—	12,064,690
Equity-Linked Structured Notes	—	38,996,151	—	38,996,151
Short-Term Investments	—	26,747,000	—	26,747,000
Total	$906,739,960	$67,931,070	$—	$974,671,030

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$804,667	$—	$804,667
Liabilities
Forward Currency Contracts	—	(1,793,727)	—	(1,793,727)
Total	$—	$(989,060)	$—	$(989,060)

For the period ended April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2016, open Federal and New York tax years include the tax years ended October 31, 2012 through 2015. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2016, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)    fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)    purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund held six equity-linked structured notes as of April 30, 2016.

Semi-Annual Report (Unaudited) | April 30, 2016	21

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

H. Options:

The Fund may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities. The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Fund’s portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively. There were no options contracts held as of April 30, 2016.

I. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2016, the Fund entered into ten forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $75,862,081. This is based on amounts held as of each month-end throughout the period.

The following forward currency contracts were held as of April 30, 2016:

						Unrealized
		Settlement		Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency	Value	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/09/16	34,500,000 EUR	$37,753,522	$39,547,249	$(1,793,727)
British Pound	State Street Bank and Trust Company	06/09/16	20,600,000 GBP	30,907,004	30,102,337	804,667
					$69,649,586	$(989,060)

J. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2016:

		Unrealized
	Statement of Assets	Appreciation/
Derivatives	and Liabilities Location	(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$804,667
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(1,793,727)
Total		$(986,060)

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2016:

	Statement of	Net	Change in
	Operations	Realized	Net Unrealized
Derivatives	Location	Gain	Depreciation
Net realized gain/(loss)
from foreign currency
	transactions	$4,229,555
Change in net unrealized
Foreign	appreciation/(depreciation)
exchange	on foreign currency
risk	translations		$(3,681,983)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2016 are as follows:

Purchases	Sales
$484,786,194	$443,580,564

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2016.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

5. Capital Transactions:

The Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2015, under the

Repurchase Plan, the Adviser purchased 1,021,827 shares at an average price of $8.71, including commissions in the amount of $15,379. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 14.30%. During the period ended April 30, 2016, there were no shares repurchased under the Repurchase Plan.

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2015 were as follows:

Distributions paid from:
Ordinary income	$73,512,096
Return of capital	404,557
Total	$73,916,593

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2015, the effect of certain differences were reclassified. The Fund decreased accumulated net investment loss by $597,111, decreased accumulated net realized loss by $163,593,555 and decreased paid in capital by $164,190,666. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2015, the Fund utilized $13,942,156 of capital loss carryovers. As of October 31, 2015, the Fund had available for tax purposes unused capital loss carryovers of $1,575,094,244, expiring on October 31, 2016, unused capital loss carryovers of $896,144,160, expiring on October 31, 2017, unused capital loss carryovers of $342,916,726, expiring on October 31, 2018 and unused capital loss carryovers of $24,530,686, expiring on October 31, 2019. During the

Semi-Annual Report (Unaudited) | April 30, 2016	23

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

year ended October 31, 2015, the Fund expired $164,214,963 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2015, with no expiration are as follows:

Short-Term	Long-Term
$86,506,331	$—

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(2,925,192,147)
Unrealized appreciation	63,525,867
Total	$(2,861,666,280)

As of April 30, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross
Cost of	unrealized	unrealized	Net unrealized
investments	appreciation	depreciation	appreciation
$938,659,762	$95,794,648	$(59,783,380)	$36,011,268

The difference between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”). On October 1, 2015 the Fund amended its Credit Facility Agreement which allows the Fund to borrow on a secured and committed basis. The maximum commitment amount is $300,000,000 however, the Fund may borrow up to 33 1/3% of its total assets on an uncommitted basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The maximum amount of the line of credit available is the lesser of 33.33% of the total assets of the Fund or the amounts disclosed above, including the amount borrowed. On April 30, 2016, the amount available for investment purposes was $101,947,325. During the period ended April 30, 2016, the average borrowing by the Fund was $465,136 with an average rate on borrowings of 1.57%. During the period ended April 30, 2016, the maximum borrowing by the Fund was $8,469,244. Interest expense related to the loan for the period ended April 30, 2016 was $3,686. As of April 30, 2016, there was no outstanding loan for the Fund.

8. Recently Issued Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $6,186,617 or $0.06 per common share on May 31, 2016 to common shareholders of record on May 23, 2016.

The Fund will also pay a distribution of $6,186,617 or $0.06 per common share payable on June 30, 2016 to common shareholders of record on June 23, 2016.

Additional Information
April 30, 2016 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Semi-Annual Report (Unaudited) | April 30, 2016	25

Additional Information (Continued)
April 30, 2016 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Approval of Investment Management Agreements

In the weeks leading up to the Meeting, the Board Members reviewed 15(c) Materials responsive to their information request and specifically relating to the Agreements provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the Meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the Meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the implementation of distribution and fund performance recommendations from a third party consulting firm. They noted the product rationalization measures taken, including the mergers of certain funds, the liquidation of another fund and the launch of Alpine Global Realty Growth & Income Fund, and the Adviser’s ongoing commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller Funds. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent

Additional Information (Continued)
April 30, 2016 (Unaudited)

Trustees noted the steps taken by the Adviser to reduce management fees and overall expenses of the Funds. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser, as proposed to be reduced or waived for certain Funds at this Meeting, were appropriate.

Based on the presentation previously made by the Adviser regarding profitability, the Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Funds’ brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements for one year with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, after considering certain additional proposed contractual waivers, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive and that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2015, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	16.26%
Qualified Dividend Income	35.41%

Shareholder Meeting

On May 17, 2016, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposals set forth below. The following votes were recorded:

Proposal 1: To elect James A. Jacobson as a Trustee to the Board of Trustees for a term of three years to expire at the 2019 Annual Meeting or until his successor has been duly elected and qualified.

James A. Jacobson
For	94,524,639
Withheld	3,604,535

Semi-Annual Report (Unaudited) | April 30, 2016	27

Additional Information (Continued)
April 30, 2016 (Unaudited)

Proposal 2: To elect H. Guy Leibler as a Trustee to the Board of Trustees for a term of three years to expire at the 2019 Annual Meeting or until his successor has been duly elected and qualified.

H. Guy Leibler
For	94,513,616
Withheld	6,615,559

Proposal 3: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	65,361,004
Against	30,989,055
Abstain	1,779,109

Eleanor T. M. Hoagland, Jeffrey E. Wacksman and Samuel A. Lieber continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young
5 Times Square
New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2016